SUPPLEMENT DATED FEBRUARY 15, 2022 TO THE VARIABLE ANNUITY
                              PROSPECTUSES

                AMERICAN GENERAL LIFE INSURANCE COMPANY

                    VARIABLE ANNUITY ACCOUNT FIVE
                   Seasons Advantage Variable Annuity
                    Seasons Elite Variable Annuity
                Seasons Preferred Solution Variable Annuity
                    Seasons Select II Variable Annuity

                     VARIABLE SEPARATE ACCOUNT
                  Polaris Advantage Variable Annuity
                  Polaris Choice III Variable Annuity
                  Polaris Platinum II Variable Annuity
               Polaris Preferred Solution Variable Annuity

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                   FS VARIABLE ANNUITY ACCOUNT FIVE
                    Seasons Elite Variable Annuity
                   Seasons Select II Variable Annuity

                   FS VARIABLE SEPARATE ACCOUNT
                 Polaris Advantage Variable Annuity
                 Polaris Choice III Variable Annuity
                     Polaris II Variable Annuity
              Polaris Preferred Solution Variable Annuity

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This supplement updates certain information in the most recent prospectus. You should read this information carefully and retain this supplement for future reference together with the prospectus for your policy. This supplement is not valid unless it is read in conjunction with the prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the prospectus.

                 MARKETLOCK FOR LIFE PLUS +6% EXTENSION

The information below is important to you if you purchased a contract between March 12, 2007 and May 1, 2009 and you elected the MarketLock For Life Plus +6% Option living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you had an opportunity to extend the Income Base Evaluation Period for an additional 5-year period (the "Extension"). If you elected the first Extension, you will have the opportunity to elect a second Extension on or about your fifteenth contract anniversary for an additional 5 year period, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the second Extension. If you elect the second Extension and the Covered Person or younger of two Covered Persons is at least age 86, but younger than 90, at the time of the second Extension, the final Income Base evaluation will occur on the last Benefit Year Anniversary prior to the Covered Person's or younger of two Covered Persons' 91st birthday. As a result, the second Extension will be for a period of less than 5 years.

In choosing the second Extension, your fee will change as detailed below. No other parameters or terms of your current living benefit will change as a result of the second Extension.

If you do not wish to elect the second Extension, no further action is required by you. Your living benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. However, your Income Base will no longer be adjusted for higher anniversary values. Please note that if you did not elect the first Extension when it was offered, you will not be permitted to extend the Income Base Evaluation Period at this time. If you do not elect this second Extension, you will not be eligible for any subsequent Extensions in the future.

As with all important financial decisions, we recommend that you discuss this with your financial representative.

For information on the MarketLock For Life Plus +6% Option living benefit you elected at the time of purchase, please see the MarketLock For Life Plus section under OPTIONAL LIVING BENEFITS in the prospectus. If you do not have a prospectus, you can call our Annuity Service Center at (800) 445-7862 and we will provide one to you. If you elect the second Extension, we will send you a new contract endorsement.

How do I elect the second Extension?

If you are eligible for the second Extension because you previously elected the first Extension and wish to elect the second Extension, you must complete the Election Form you will receive. The terms of the second Extension for contracts issued between March 12, 2007 and May 1, 2009 are detailed below. The Income Base Evaluation Period may be extended for an additional 5-year period provided you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the second Extension. If you elect the second Extension and the Covered Person or younger of two Covered Persons is at least age 86, but younger than 90, at the time of the second Extension, the Income Base Evaluation Period will be for a period of less than 5 years and the final Income Base evaluation will occur on the last Benefit Year prior to the Covered Person's or younger of two Covered Persons' 91st birthday.

As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values. This component is used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.

What is the fee if I elect the second Extension?

If you elect the second Extension, the fee for the living benefit will be increased by 0.05% as follows:

-------------------------   ----------------------------  ---------------------
Number of Covered Persons        Current Annualized         New Annualized Fee
			         Fee After Extension       After Second Extension
                              (calculated as a percentage
                                  of the Income Base)
-------------------------    ----------------------------  --------------------
          One                           0.90%                     0.95%
-------------------------    ----------------------------  --------------------
          Two                           1.15%                     1.20%
-------------------------    ----------------------------  --------------------

As a reminder, you also have the option to cancel your living benefit on any Benefit Year Anniversary after the tenth Benefit Year Anniversary. If you elect to cancel your living benefit, you will no longer receive the guarantees of the living benefit and you will no longer be charged the fee.